SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549

                          ______________

                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) November 24, 2003


                    iMEDIA INTERNATIONAL, INC.
___________________________________________________________________________
        (Exact name of Registrant as Specified in Charter)


         Delaware                   000-50159              84-1424696
___________________________________________________________________________
  (State of Other Jurisdiction       (Commission         (IRS Employer
    of Incorporation)              File Number)        Identification No.)



                     1721 Twenty First Street
                  Santa Monica, California 90404
____________________________________________________________________________
             (Address of Principal Executive Offices)


  Registrant's telephone number, including area code       (310) 453-4499
                                                    _________________________



                    IRVINE PACIFIC CORPORATION
____________________________________________________________________________
  (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure.

     On November 25, 2003, the Registrant issued a press release (the "Press Release") announcing the completion of its reincorporation as a Delaware corporation. In the reincorporation, the Registrant, merged with and into its wholly-owned subsidiary, iMedia International, Inc., a Delaware corporation ("iMedia"), with iMedia being the surviving corporation. As a result of the reincorporation, the Registrant changed its name from "Irvine Pacific Corporation" to "iMedia International, Inc.

     The Press Release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements. None
(b) Pro Forma Financial Statements. None
(c) Exhibits

     Exhibit No.     Description
     -----------     -----------
        99.1         Press Release

                            SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                      iMEDIA


Date: November 26, 2003           By: /s/  David MacEachern
                                      ______________________________________
                                      Name:  David MacEachern
                                      Title: President